Child, Van Wagoner & Bradshaw, PLLC

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R. Denney, CPA
Roger B. Kennard, CPA
Russel Anderson, CPA
Scott L. Farnes

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors Longwei Petroleum Investment Holding Limited

We hereby consent to the use of our report dated October 13, 2007, with respect to the consolidated financial statements of Longwei Petroleum Investment Holding Limited (a BVI corporation) in the Registration Statement on Form S-1 to be filed on or about November 19, 2007. We also consent to the use of our name and the reference to us in the Experts section of the Registration Statement.

CHILD, VAN WAGONER & BRADSHAW, PLLC Salt Lake City, Utah November 19, 2007

5296 S Commerce Dr #300
(53rd S @ I -15)
Salt Lake City, UT 84107
Telephone (801) 281-4700
Facsimile (801) 281-4701

1284 W Flint Meadow Dr. #D
Kaysville, UT 84037
Telephone (801) 927-1337
Facsimile (801) 927-1344

Suite B, 4/F,
North Cape Commercial Bldg
388 King's Road
North Point, Hong Kong

www.cpaone.net

Child,
Van Wagoner &
Bradshaw, PLLC

Douglas W. Child, CPA
Marty D. Van Wagoner, CPA
J. Russ Bradshaw, CPA
William R, Denney, CPA
Roger B. Kennard, CPA
Russel Anderson, CPA
Scott L. Farnes

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors Longwei Petroleum Investment Holding Limited

We hereby consent to the use of our report dated October 13, 2007, with respect to the consolidated financial statements of Longwei Petroleum Investment Holding Limited (a BVI corporation) in the Registration Statement on Form S-1 to be filed on or about November 19, 2007. We also consent to the use of our name and the reference to us in the Experts section of the Registration Statement.

Child, Van Wagoner & Bradshaw, PLLC

CHILD, VAN WAGONER & BRADSHAW, PLLC
Salt Lake City, Utah November 19, 2007

5296 S Commerce Dr #300
(53rd S @ I -15)
Salt Lake City, UT 84107
Telephone (801) 281-4700
Facsimile (801) 281-4701

1284 W Flint Meadow Dr. #D
Kaysville, UT 84037
Telephone (801) 927-1337
Facsimile (801) 927-1344

Suite B, 4/F,
North Cape Commercial Bldg
388 King's Road
North Point, Hong Kong

www.cpaone.net